Supplement dated January 10, 2014

To

Selected International Fund

Prospectus

dated May 1, 2013

The information in the prospectus concerning Portfolio Managers in the sections entitled “Management” and “Management and Organization” has been amended and restated as follows below:

Portfolio Managers

As of the date of this supplement, the portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since June 2001	Chairman, Davis Selected Advisers, L.P.

Danton Goei	Since December 2001	Vice President, Davis Selected Advisers-NY, Inc.

Tania Pouschine	Since July 2003	Vice President, Davis Selected Advisers-NY, Inc.

Management and Organization

Portfolio Managers

Selected International Fund is Team Managed. Davis Advisors uses a system of multiple Portfolio Managers to manage Selected International Fund. Under this approach, the portfolio of the Fund is divided into segments managed by individual Portfolio Managers. Christopher Davis is the Portfolio Manager responsible for overseeing and allocating segments of the Fund’s assets to the other Portfolio Managers. Danton Goei and Tania Pouschine are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, a limited portion of the Fund’s assets are managed by Davis Advisors’ research analysts, subject to review by Christopher Davis and the Portfolio Review Committee. Portfolio Managers decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund’s investment objectives, strategies, and restrictions.

•	Christopher Davis has served as the research adviser of Selected International Fund since June 2001 and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989. Mr. Davis oversees the other Portfolio Managers of Selected International Fund and allocates segments of the Fund to each of them to invest.

•	Danton Goei has managed a segment of Selected International Fund since December 2001, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Goei joined Davis Advisors in November 1998.

•	Tania Pouschine has managed a segment of Selected International Fund since July 2003, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Ms. Pouschine joined Davis Advisors in July 2003.

Supplement dated January 10, 2014

To

Selected International Fund

Statement of Additional Information

dated May 1, 2013

The information in the statement of additional information concerning Portfolio Managers has been amended as follows below.

PORTFOLIO MANAGERS

Davis Global Fund and Davis International Fund are Team Managed. Davis Advisors uses a system of multiple portfolio managers to manage both Davis Global Fund and Davis International Fund. Under this approach, the portfolios of the Funds are divided into segments managed by individual portfolio managers. Christopher Davis is the portfolio manager responsible for overseeing and allocating segments of the Funds’ assets to the other portfolio managers. Danton Goei and Tania Pouschine are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, a limited portion of the Fund’s asset may be managed by Davis Advisors’ research analysts, subject to review by subject to review by Christopher Davis and the Portfolio Review Committee. Portfolio managers decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund’s investment objectives, strategies, and restrictions.

The Following Table Reflects Information as of December 31, 2012:

Selected International Fund

C. Davis	$500 Thousand to $1 Million	19	$12 Billion	11	$470 Million	74	$2.4 Billion
D. Goei	$50 Thousand to $100 Thousand	15	$2.9 Billion	11	$165 Million	59	$253 Million
T. Pouschine	$50 Thousand to $100 Thousand	3	$117 Million	5	$103 Million	26	$73 Million

(1)	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -$1 million; over $1 million
(2)	“Assets” means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors’ portfolio managers may exceed the total assets managed by Davis Advisors.
(3)	“RIC” means Registered Investment Company.
(4)	“OPIV” means Other Pooled Investment Vehicles.
(5)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.

Structure of Compensation

Kenneth Feinberg’s, Danton Goei’s, and Tania Pouschine’s, compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.